UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 23, 2003

Pacific Capital Bancorp

(Exact name of registrant as specified in its charter)

California	0-11113	95-3673456
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1021 Anacapa Street, Santa Barbara, CA		93101
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (805)564-6298

Item 7.                                     Financial Statements and Exhibits

(c)	Exhibits.	The following materials are filed as exhibits to this Current Report:

Exhibit Number	Description of Exhibit

99.1	Pacific Capital Bancorp press release dated October 23, 2003 with respect to financial results for the quarter ended September 30, 2003.
99.2	Transcript of Publicly Accessible Conference Call with Investors and Analysts

Item 12                                  Results of Operations and Financial Condition

On October 23, 2003, Pacific Capital Bancorp (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2003.  A copy of the press release, including unaudited financial information released as a part thereof, is included as Exhibit 99.1 to this Current Report on Form 8-K.  The Company will include detailed financial statements and additional analyses for the quarterly period ended September 30, 2003, as part of its Form 10-Q covering that period.

On October 23, 2003, executives of the Company participated in a publicly accessible conference call with investors and analysts. A copy of the transcript of this call is included as Exhibit 99.2 to this Current Report on Form 8-K.

The press release and the conference call script contain financial information determined by methods other than in accordance with Generally Accepted Accounting Principles (“GAAP”) for the United States. Management uses these non-GAAP measures in their analysis of the business and its performance. In particular, net interest income, net interest margin and operating efficiency are calculated on a fully tax-equivalent basis (“FTE”) and the Company has amounts and ratios computed by excluding the assets and results of operation for the Company refund loan and transfer programs.

Management believes that the measures calculated on a FTE basis provide a useful picture of net interest income, net interest margin and operating efficiency for comparative purposes. Net interest income and net interest margin on a FTE basis is determined by adjusting net interest income to reflect tax-exempt interest income on an equivalent before-tax basis. The efficiency ratio also uses net interest income on a FTE basis.

The assets and results of operations of the Company’s refund programs are reported in its periodic filings with the SEC as a segment of its business. Because this is an unusual activity, users of the financial statements have indicated that they are interested in information for the Company exclusive of these programs so that they may compare the results of operations with financial institutions that have no comparable programs. The amounts and ratios may generally be computed from the information provided in the note to its financial statements that discloses segment information, but are computed and included in the press release for the convenience of those users.

Non-GAAP information presented by other companies may not be comparable to that presented herein, since each company may define non-GAAP measures differently.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACIFIC CAPITAL BANCORP

Date: October 24, 2003	/s/ Donald Lafler
Donald Lafler
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99.1	Pacific Capital Bancorp press release dated October 23, 2003 with respect to financial results for the quarter ended September 30, 2003.

99.2	Transcript of conference call with investors and analysts conducted on September, 2003 by executives of Pacific Capital Bancorp.